WISDOMTREE TRUST

Supplement Dated September 10, 2012

to the currently effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information (“SAI”) for the

WisdomTree China Dividend ex-Financials Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree China Dividend ex-Financials Fund (the “Fund”).

Shares of the Fund are not currently available for purchase; however, it is anticipated that shares will be available for purchase on or about September 19, 2012.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE